UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 6, 2010

Cycle Country Accessories Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-68570	42-1523809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 38th Avenue West

Spencer, Iowa 51301

(Address of principal executive offices, including zip code)

(712) 262-4191

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2010, Cycle Country Accessories Corp. (the “Company”) issued a press release announcing that it would not be able to file its annual report on Form 10-K by the extended deadline of January 13, 2010.  The press release also discloses that the previously issued financial statements for the first three quarters of fiscal 2009 should not be relied upon because of certain errors in those financial statements resulting from the matters discussed below in this report.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

With the resignation of one of its independent directors and its report that it will not be able to file its annual report on Form 10-K by the extended deadline of January 13, 2010, the Company believes it is presently out of compliance with Section 610 and Section 8.02(a) of the Company Guide for NYSE AMEX, LLC (the “Exchange”).  The Company has disclosed and discussed the matters contained in this report with the Exchange and is working to develop a plan to remedy these items.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company has determined that it will not be able to file its annual report on Form 10-K by the extended deadline of January 13, 2010 and that the previously issued financial statements for the first three quarters of fiscal 2009 should not be relied upon.  The Company is working with its auditors to complete and file restatements of its fiscal 2009 quarterly reports and annual report on Form 10-K.  The Company currently estimates that it will complete these filings within 60 to 90 days.

For the first fiscal quarter of 2009, the Company reported the acquisition by the Company of 747,250 shares of its own stock, which represented approximately 10-12% of the Company’s outstanding shares, at an average cost of $.72 per share price for a total cost of $570,000 in cash during the quarter ending December 31, 2008 (the “Stock Buyback”).

In the process of completing the audit of its financial statements for the fiscal year ended September 30, 2009, the Company was unable to obtain satisfactory documentation and other evidence relating to the Stock Buyback.  L.G. (Bob) Hancher, Jr., the then-Chairman of the Company’s Board of Directors and the then-Chairman of the Audit Committee, had recommended the Stock Buyback and undertook to complete it on the Company’s behalf.  Mr. Hancher had previously reported to the Company and its auditors that he had completed the Stock Buyback on the terms disclosed in the Company’s filings.  In the process of investigating matters relating to the Stock Buyback, a number of irregularities surrounding the purported transactions surfaced.

In response to ongoing inquiries from management for appropriate documentation on the use of $570,000 in cash provided by the Company to complete the Stock Buyback, the Company received a letter from Mr. Hancher on January 6, 2010 that stated that $400,000 of the $570,000 in funds advanced to him by the Company were not used to purchase shares of Company stock.  The Company is continuing to investigate the details of the use of the remaining $170,000 transferred to complete the Stock Buyback.

As a result of the actions of Mr. Hancher, the number of outstanding shares was incorrectly reported in the Company’s quarterly reports for 2009 on Form 10-Q.  Consequently, financial information calculated based on the total number of shares, including earnings per share data, is also incorrectly stated and potentially misleading.  In addition, the Company is evaluating other appropriate changes to its financial statements.

Neither the Company’s ongoing operations nor its liquidity in current operations are impacted by these transactions. This transaction was undertaken as a long-term capital investment and was funded with cash on hand that management did not believe was needed in its current operations.

The Company is in the process of confirming the facts surrounding the circumstances described above.  Until this review is complete, the Company will not be able to fully assess the impact of these actions on the Company. The Company is working diligently to complete its assessment in the near term. Accordingly, estimates noted above are subject to change.  The Company will be restating the financial statements and related reports for the impacted quarters to correct the associated errors and misstatements contained in such reports.  The matters contained in this report have been discussed with the Company’s auditors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company received Mr. Hancher’s resignation from the Board of Directors on January 6, 2010.  Mr. Hancher served as the Chairman of the Board of Directors and the Audit Committee.  Mr. Hancher has disclosed no disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  The Company is providing Mr. Hancher with a copy of our disclosure in this Item 5.02 today.  As of the time of this filing, Mr. Hancher has not provided a statement about whether or not he agrees with the information set forth herein or whether or not he plans to provide such a statement.

Item 8.01 Other Events.

The Company has determined that it will not be able to file its annual report on Form 10-K by the extended deadline of January 13, 2010 is in the process of restating the financial statements and related reports for the first three quarters of fiscal 2009 to correct the associated errors and misstatements related to the matters reported herein.  The Company is also evaluating its internal controls, as well as the impact of these events, if any, on its prior filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release, dated January 8, 2010

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations are intended to identify forward-looking statements. Forward-looking statements include the amount misappropriated in connection with the matters discussed above; the period in which the activities discussed above took place and the persons involved in such activities; the outcome of any further investigation or other action that the Company or federal or state authorities may undertake with respect to these matters; the availability of insurance coverage; any remediations that the Company may take with respect to any financial accounting and disclosure control deficiencies it may discover; and the Company’s ability to filed restated financial statements. These statements speak only of the date hereof and are subject to risks and uncertainties that could cause actual results to differ materially, including further review of the matters discussed above, actions that may be taken or required as a result of the Investigation, including the need to restate prior financial results, and the conclusions reached by the Company’s management and board of directors based on the results of any investigations, and any further review or investigation.  The Company undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLE COUNTRY ACCESSORIES CORP.

By:	/s/ Jeffrey M. Tetzlaff
Jeffrey M. Tetzlaff
President and Chief Executive Officer

Date: January 8, 2010